Exhibit 10.2
***Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4)
and 240.24b-2.

Amendment Fifteen

To the Product Purchase Agreement No. 02542-60507

This Fifteenth Amendment (“Amendment Fifteen”) amends that certain Product Purchase Agreement No. 02542-60507, including all exhibits and executed Amendments One through Fourteen (the “Agreement”) dated September 9, 2007, by and between Dot Hill Systems Corp (“Supplier”) a corporation organized and operating under the laws of Delaware with its principal place of business at 1351 S. Sunset Street, Longmont, Colorado 80501 and Hewlett-Packard Company (“HP”), a Delaware corporation, with offices at 3000 Hanover Street, Palo Alto, California 94304. Supplier and HP may be referred to individually as “Party” and collectively as “Parties”.

RECITALS

WHEREAS, HP and Supplier have previously entered into the Agreement stated above;

WHEREAS, the purpose of this Amendment Fifteen is to set forth new pricing for certain Products sold by Supplier and purchased by HP pursuant to the Agreement;

WHEREAS, HP and Supplier desire to amend the Agreement as herein provided;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Supplier hereby agree as follows:

1.	Effective Date. The effective date of this Amendment Fifteen shall be February 12, 2014 (“Amendment Fifteen Effective Date”).

2.	Exhibit (E) (Pricing) attached to the Agreement shall be amended by inclusion at the end of the current Exhibit (E) of Exhibit (E-9) attached hereto.

3.
Section 4.6 (Material Cost […***…]). Subsection 4.6.2 (Price Decrease From […***…]) and Subsection 4.6.3 (Example of Calculating […***…]) of the Agreement (added in Amendment 8 to the Agreement), requires Supplier to provide certain price […***…] to HP based upon an achieved cost […***…] calculation. The Parties agree that Subsection 4.6.2 and Subsection 4.6.3 are […***…] modified for the […***…], […***…] and the […***…] as described below:

a.	During calendar year 2014, Subsection 4.6.2 and Subsection 4.6.3 do not apply to pricing […***…] and no such price […***…] shall be required.

b.	During calendar year 2014, the percentage discount described in Subsection 4.6.2 and Subsection 4.6.3 are modified to require a fixed […***…] percent ([…***…]%) price […***…] on […***…].

c.
After the calendar year 2014, Subsection 4.6.2 and Subsection 4.6.3 shall resume in full effect for […***…], including the […***…] and the required fixed price […***…] will revert back to […***…] percent ([…***…]%) every […***…] months for […***…].

d.	Pricing for the […***…] is excluded from the above and price […***…] will continue to be passed to HP based on market pricing erosion to be reviewed each quarter.

4.	Exhibit (B) (Product Description and Specifications) attached to the Agreement shall be amended by inclusion at the end of the current Exhibit (B) Exhibit (B-13) attached hereto.

Except as expressly set forth in this Amendment Fifteen, the Agreement remains in effect and is unchanged.

***Confidential Treatment Requested
Amendment Fifteen to Dot Hill PPA# 02542-60507      Page | 1

Exhibit 10.2

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have executed this Amendment Fifteen as of the Amendment Fifteen Effective Date.

DOT HILL SYSTEMS CORP.	HEWLETT-PACKARD COMPANY
/s/ Hanif Jamal	/s/ Grant Reoch
Authorized Representative	Authorized Representative
2/11/2014	2/13/2014
Date	Date
Hanif Jamal	Grant Reoch
Printed Name	Printed Name
CFO	Director of Procurement
Title	Title

***Confidential Treatment Requested
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Exhibit 10.2

EXHIBIT (B-13)

ADDITIONAL PRODUCT DESCRIPTION AND SPECIFICATIONS

The following Statements of Work (“SOWs”) have been signed and finalized, and contain applicable Product descriptions and specifications. These SOWs are made a part hereof by reference.

[…***…] […***…] […***…]
[…***…] […***…] […***…]
[…***…] […***…] […***…]

The parties agree to further amend this Exhibit for existing and/or follow on products as needed and as mutually agreed upon. As SOW’s are finalized and signed by both parties, they will be added to this Exhibit.

Detailed listings of Products with Product Numbers are set forth in the various pricing tables published by Supplier on a regular basis which are automatically incorporated into Exhibit E of the Agreement.

This Exhibit in no way alters or nullifies any previous Amendments to the Agreement. The failure to list a SOW on this Exhibit, or anywhere else in the Agreement, does not in any way change the fact that all purchases by HP and its Eligible Purchasers from Supplier shall be governed by the terms of this Agreement, whether or not set forth in an Exhibit to this Agreement, provided that the SOW has been signed by both parties.

[…***…]

***Confidential Treatment Requested
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Exhibit 10.2

EXHIBIT (E-9)

UPDATED PRICING TABLE

1.
As of the Amendment Fifteen Effective Date, pricing under the Agreement for those Products described in the table set forth below as Exhibit (E-9) Table (the “Table”) shall be as per the Table. Any previous pricing for such Products that contradicts the pricing in the Table shall not be effective after the Amendment Fifteen Effective Date. The pricing of any Products not listed in the Table shall remain as it was prior to this Amendment Fifteen.

EXHIBIT (E-9) TABLE

Product	Pricing or Pricing Changes, as Applicable
[…***…] […***…]	[…***…] […***…]
[…***…] […***…]	[…***…] […***…]
[…***…] […***…]	[…***…] […***…]
[…***…]	[…***…]
[…***…]	[…***…]
[…***…]	[…***…] […***…] […***…] […***…] […***…]

2.	The pricing in the Table shall remain in place as described and, if not described, until modified as per the terms of the Agreement as amended by this Amendment Fifteen.

3.
With reference to […***…] pricing for […***…] pricing. Pricing is agreed upon […***…]. Supplier and HP will work in good faith to address any strategy or market changes impacting financial modeling prior to launch.

4.
Pricing in the Table is expressed in US Dollars. Certain pricing in the Table is expressed as a firm price, and other pricing is expressed as increases or reductions from pricing in effect just prior to the Amendment Fifteen Effective Date.

5.	The following definitions apply to Amendment Fifteen and the Table:

•	[…***…].

•	[…***…].

***Confidential Treatment Requested
Amendment Fifteen to Dot Hill PPA# 02542-60507      Page | 4

Exhibit 10.2

•

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

--- End of Exhibit (E-9) ---

***Confidential Treatment Requested
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